                             ARIEL INVESTMENT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2005
                           AS UPDATED MARCH 24, 2005

                                   ARIEL FUND
                             ARIEL APPRECIATION FUND
                             ARIEL PREMIER BOND FUND

                             200 East Randolph Drive
                                   Suite 2900
                             Chicago, Illinois 60601
                         1-800-29-ARIEL (1-800-292-7435)
                            www.arielmutualfunds.com

     Ariel Fund ("Ariel Fund"), Ariel Appreciation Fund ("Appreciation Fund") and Ariel Premier Bond Fund ("Bond Fund") (each a "Fund" and collectively, the "Ariel Mutual Funds" or the "Funds") are series of Ariel Investment Trust (the "Trust").

     The Trust's audited financial statements included in the Annual Report to Shareholders for the Funds dated September 30, 2004 are expressly incorporated herein by reference and made a part of this Statement of Additional Information. Copies of the Annual Report may be obtained free of charge by writing or calling the Funds.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS BUT PROVIDES INFORMATION THAT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES DATED FEBRUARY 1, 2005 AND ANY SUPPLEMENTS THERETO, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING OR CALLING THE FUNDS.

                                TABLE OF CONTENTS

GENERAL INFORMATION                                                            3
INVESTMENT RESTRICTIONS                                                        3
INVESTMENT STRATEGIES AND RISKS FOR ARIEL FUND AND
     ARIEL APPRECIATION FUND                                                   7
INVESTMENT STRATEGIES AND RISKS FOR ARIEL PREMIER BOND FUND                    9
TOTAL RETURN, YIELD, DISTRIBUTION RATES AND OTHER
     PERFORMANCE INFORMATION                                                  20
DIVIDENDS, CAPITAL GAINS AND TAXES                                            24
PURCHASING, EXCHANGING AND REDEEMING SHARES                                   26
PRICING SHARES                                                                31
IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF
     ARIEL PREMIER BOND FUND                                                  32

INVESTMENT ADVISER, SUB-ADVISER AND FUND ADMINISTRATOR                        33
METHOD OF DISTRIBUTION                                                        40
TRANSFER AGENT, SUB-TRANSFER AGENTS AND CUSTODIAN                             42
PORTFOLIO TRANSACTIONS                                                        43
PROXY VOTING POLICY                                                           45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 46
TRUSTEES                                                                      47
STANDING COMMITTEES OF THE BOARD OF TRUSTEES                                  50
COMPENSATION SCHEDULE                                                         51
TRUSTEES' FUND HOLDINGS                                                       52
OFFICERS                                                                      52
INDEPENDENT TRUSTEES' AFFILIATIONS AND TRANSACTIONS                           53
SIGNIFICANT SHAREHOLDERS                                                      54
APPENDIX                                                                      57

                               GENERAL INFORMATION

     Ariel Fund, Ariel Appreciation Fund and Ariel Premier Bond Fund are series of Ariel Investment Trust, an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986 (the "Trust"). The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

     Each share of each series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

     Ariel Premier Bond Fund currently offers two classes of shares, the Institutional Class and the Investor Class. The Institutional Class is offered primarily to institutional investors and requires a minimum investment of $1,000,000. Institutional Class shares are sold and redeemed at net asset value ("NAV") and are not subject to Rule 12b-1 distribution fees. The Investor Class is offered to retail investors and is sold and redeemed at net asset value, but is subject to Rule 12b-1 distribution fees.

     The Prospectuses and this Statement of Additional Information do not contain all the information in the Funds' registration statement. The registration statement is on file with the Securities and Exchange Commission (the "SEC") and is available to the public.

                             INVESTMENT RESTRICTIONS

     The Trust has adopted the following investment restrictions for the Funds. Fundamental investment restrictions cannot be changed as to a Fund without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940 (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Shares have equal rights as to voting.

ARIEL FUND AND ARIEL APPRECIATION FUND

     The Ariel Fund and Ariel Appreciation Fund have adopted the following FUNDAMENTAL investment restrictions; neither Fund may:

     (1) Purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

     (2) Concentrate (e.g., invest) more than 25% of the value of its total assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities.

     (3) Purchase more than 10% of the outstanding voting securities of any issuer.

     (4) Make loans (other than loans of its portfolio securities, loans through the purchase of money market instruments and repurchase agreements, or loans through the purchase of bonds, debentures or other debt securities of the types commonly offered privately and purchased by financial institutions). The purchase of a portion of an issue of publicly distributed debt obligations shall not constitute the making of loans. (See also "Additional Information about Lending Securities and Repurchase Agreements - Loans of Portfolio Securities.")

     (5)  Underwrite the securities of other issuers.

     (6) Purchase securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market or which are repurchase agreements not terminable within seven days if at the time of purchase more than 5% of the Appreciation Fund's total assets or 10% of the Ariel Fund's total assets would be so invested.

     (7) Purchase from or sell to any of the Fund's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     (8) Issue senior securities or borrow money, except from banks as a temporary measure for extraordinary or emergency purposes and then only in an amount up to 10% of the value of its total assets in order to meet redemption requests without immediately selling portfolio securities. In order to secure any such bank borrowings under this section, the Fund may pledge, mortgage or hypothecate the Fund's assets and then in an amount not greater than 15% of the value of its total assets. The Fund will not borrow for leverage purposes and investment securities will not be purchased while any borrowings are outstanding.

     (9) Make short sales of securities, purchase any securities on margin, or invest in warrants or commodities.

     (10) Write, purchase or sell puts, calls, straddles or spreads, or combinations thereof.

     (11) Purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

     (12) Invest for the purpose of exercising control or management of another issuer.

     (13) Invest in real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and may invest in the securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages.

     (14) Invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     (15) Purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (16) Purchase the securities of companies which have a record of less than three years' continuous operation if, as a result, more than 5% of the value of the Fund's assets would be invested in securities of such issuer.

     (17) Engage in arbitrage transactions.

     All of the above restrictions apply as of the time of the transaction entered into by either Fund without regard to later changes in the value of any portfolio security or the assets of the Fund.

ARIEL PREMIER BOND FUND

     The Ariel Premier Bond Fund has adopted the following FUNDAMENTAL investment restrictions:

     (1) Commodities. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

     (2) Real Estate. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

     (3)  Diversification of Fund Investments.

          (a) Fund Assets. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are not subject to this limitation.

          (b) Securities of Issuers. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

     (4) Industry Concentration. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

     (5) Senior Securities; Borrowing. The Fund may not issue senior securities except as permitted under the 1940 Act. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

     (6) Underwriting. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

     (7) Lending Money or Securities. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund's net assets to then be subject to such loans.

     (8) Officer and Trustees. The Fund may not purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

     In addition to the foregoing restrictions, the Ariel Premier Bond Fund has adopted the following NON-FUNDAMENTAL investment restrictions that may be changed without shareholder approval.

     (1) Margin. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

     (2) Borrowing. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

     (3) Futures. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund's total assets.

     (4) Illiquid Securities. The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

     (5) Ownership of Portfolio Securities by Officers and Directors. The Fund may not purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

     (6) Lending portfolio securities. The Fund may not loan portfolio securities.

     (7) Oil and Gas Programs. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     (8) Investment Companies. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (9) Unseasoned Issuers. The Fund may not purchase the securities of companies which, together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in securities of such companies. U.S. Government Securities and issuers of asset-backed securities are not subject to this limitation.

NAME POLICY

     Under normal market conditions, the Ariel Premier Bond Fund will invest at least 80% of its net assets plus any borrowing for investment purposes (calculated at the time of any investment) in high quality fixed income securities for which a ready market exists.

     The Fund will mail to its shareholders a notice at least sixty (60) days before changing its name or the above policy.

            INVESTMENT STRATEGIES AND RISKS FOR ARIEL FUND AND ARIEL
                                APPRECIATION FUND

     Although there is no predetermined percentage of assets to be invested in stocks, bonds, or money market instruments, each Ariel Stock Fund (Ariel Fund and Ariel Appreciation Fund) will normally invest their respective assets in equity securities. Such securities will include common stocks, and may include convertible debt securities and preferred stocks. On occasion, however, the Ariel Stock Funds may invest in debt obligations or fixed-income obligations, such as money market instruments. Securities may be purchased subject to repurchase agreements with recognized securities dealers and banks.

THE FUNDS MAY LEND THEIR PORTFOLIO SECURITIES

     Securities of an Ariel Stock Fund may be loaned to member firms of the New York Stock Exchange and commercial banks with assets of one billion dollars or more. Any such loans must be secured continuously in the form of cash or cash equivalents, such as U.S. Treasury bills. The amount of the collateral must, on a current basis, equal or exceed the market value of the loaned securities, and the loan must be terminable upon notice, at any time. The borrower is obligated, after notice, to redeliver the borrowed securities within five business days. The Trust will exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities. An Ariel Stock Fund may make a securities loan if the value of the securities loaned from the Fund will not exceed 10% of the Fund's assets.

     The advantage of such loans would be that the Fund continues to receive the equivalent of the interest earned or dividends paid by the issuer on the loaned securities while at the same time earning interest on the cash or equivalent collateral. Upon the lending of securities, the collateral (cash or equivalent) on the loan shall be invested in a manner consistent with the Funds' investment policies and restrictions.

     Securities loans would be made to broker-dealers and other financial institutions to facilitate their deliveries of such securities. As with any extension of credit there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. However, loans will be made only to those firms that Ariel Capital Management, LLC (the "Adviser") deems creditworthy and only on such terms as it believes should compensate for such risk. On termination of the loan the borrower is obligated to return the securities to the Fund; any gain or loss in the market value of the security during the loan period will inure to the Fund. Custodial fees may be paid in connection with the loan.

REPURCHASE AGREEMENTS

     An Ariel Stock Fund may purchase securities subject to repurchase agreements. Repurchase agreements are transactions in which a person purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year. Repurchase agreements not terminable within seven days will be limited to no more than 5% of the Appreciation Fund's total assets and 10% of the Ariel Fund's total assets. Repurchase agreements are short-term money market investments, designed to generate current income.

     An Ariel Stock Fund will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Adviser.

     An Ariel Stock Fund will only engage in repurchase agreements reasonably designed to secure fully, during the term of the agreement, the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

DEBT OBLIGATIONS

     Debt obligations in which the Ariel Stock Funds may invest may be long-term, intermediate-term, short-term or any combination thereof, depending on the Adviser's evaluation of current and anticipated market patterns and trends. Such debt obligations consist of the following: corporate obligations which at the date of investment are rated within the four highest grades established by Moody's Investors Services, Inc. (Aaa, Aa, A, or Baa), by Standard & Poor's Corporation (AAA, AA, A, or BBB), or by Fitch, Inc. (AAA, AA, A, or BBB) or, if not rated, are of comparable quality as determined by the Adviser (bonds rated Baa or BBB are considered medium grade obligations and have speculative characteristics); obligations issued or guaranteed as to principal by the United States Government or its agencies or instrumentalities; certificates of deposit, time deposits, and bankers' acceptances of U.S. banks and their branches located outside the U.S. and of U.S. branches of foreign banks, provided that the bank has total assets of at least one billion dollars or the equivalent in other currencies; commercial paper which at the date of investment is rated A-2 or better by Standard & Poor's, Prime-2 or better by Moody's, F2 or better by Fitch, Inc. or, if not rated, is of comparable quality as determined by the Adviser; and any of the above securities subject to repurchase agreements with recognized securities dealers and banks. In the event any debt obligation held by a Fund is downgraded below the lowest permissible grade, the Fund is not required to sell the security, but the Adviser will consider the downgrade in determining whether to hold the security. In any event, a Fund will not purchase or, if downgraded, continue to hold debt obligations rated below the lowest permissible grade if more than 5% of such Fund's net assets would be invested in such debt obligations (including, for the purpose of this limitation, convertible debt securities rated below Baa or BBB, or if unrated, of comparable quality).

           INVESTMENT STRATEGIES AND RISKS FOR ARIEL PREMIER BOND FUND

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN

     The Bond Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

DURATION

     Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is also a way to measure the interest-rate sensitivity of the Bond Fund's portfolio. The duration of the Bond Fund is calculated by averaging the durations of the bonds held by the Bond Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the Bond Fund's duration, the greater the appreciation or depreciation of the Bond Fund's assets will be when interest rates change. In its attempt to maximize total return, the Bond Fund's investment sub-adviser, Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Fixed Income" or the "Sub-Adviser"), intends to vary the duration of the Bond Fund, as described below, depending on its outlook for interest rates.

INVESTMENT PROCESS

     The Bond Fund's average duration will be longer when Lincoln Fixed Income believes that interest rates will fall and shorter when it believes interest rates will rise.

INTEREST RATE DECISIONS

     Lincoln Fixed Income seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when Lincoln Fixed Income believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lincoln Fixed Income's conviction, the further the Bond Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately four to five years. The Bond Fund's duration will normally range plus or minus 1 year from the duration of the domestic, investment grade bond market. It is expected that only on rare occasions will the Bond Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

     The Bond Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of Lincoln Fixed Income. Changes in the Bond Fund's duration are based on a disciplined evaluation of three factors:

     (a)  Economic activity and capacity for growth;
     (b)  U.S. Government monetary policy; and
     (c)  Expectations for inflation.

     The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

     Once the Bond Fund's specific duration position has been established, remaining decisions (i.e., yield curve structure, sector emphasis and issue selections) are made and implemented by Lincoln Fixed Income's portfolio team. These decisions are based on Lincoln Fixed Income's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). Lincoln Fixed Income's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

SECTOR EMPHASIS AND SECURITY SELECTION

     Sector and security selection decisions are based on Lincoln Fixed Income's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, Lincoln Fixed Income maintains extensive yield spread data banks and has direct computer access to extensive historical yield spread data and specific issuer data.

     Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee at Lincoln Fixed Income reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities and by comparing judgments among outside sources to internal credit judgments, Lincoln Fixed Income believes that credit risk can be managed and reduced. It is unlikely that Lincoln Fixed Income will seek to enhance the Bond Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

FUND INVESTMENTS

     IN GENERAL. The Bond Fund may invest in fixed-income securities that are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Bond Fund may also invest in other investment grade fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

     All of the debt securities in which the Bond Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's (Aaa, Aa, A and Baa), S&P (AAA, AA, A and BBB) or Fitch, Inc. (AAA, AA, A, or BBB), or that are not rated by Moody's, S&P or Fitch, Inc. but deemed to be of comparable quality by Lincoln Fixed Income. At the time of investment, at least 80% of the Bond Fund's net assets will be invested in U.S. Government Securities and A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the net assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Bond Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Bond Fund to below investment grade, the Bond Fund is not required to automatically sell the issue, but Lincoln Fixed Income will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, Lincoln Fixed Income will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less. Please also see the discussion entitled "Debt Obligations" in this Statement of Additional Information for more information.

     The value of the shares issued by the Bond Fund is not guaranteed and will fluctuate with changes in the value of the Bond Fund's portfolio. Generally when prevailing interest rates rise, the value of the Bond Fund`s portfolio is likely to decline and when prevailing interest rates decline, the value of the Bond Fund's portfolio is likely to rise.

U.S. GOVERNMENT SECURITIES

     There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

     The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

CORPORATE BONDS

     The Bond Fund will normally invest in corporate issues that are rated A or better by Moody's, S&P or Fitch, Inc., or which are not rated by Moody's, S&P or Fitch, Inc. but are deemed by Lincoln Fixed Income to be of comparable quality.

     The Bond Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Bond Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments.

YANKEE BONDS

     Some of the debt securities in which the Bond Fund may invest are known as "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, currency fluctuations may adversely affect the ability of the borrower to repay the debt and may increase the possibility of default. In addition, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Lincoln Fixed Income will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Bond Fund does not intend to invest in securities of foreign issuers.

LOANS OF PORTFOLIO SECURITIES

     The fundamental investment restrictions provide that the Bond Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Bond Fund will not lend securities if such a loan would cause more than one-third of the total value of its net assets to then be subject to such loans. However, as a matter of non-fundamental policy, the Bond Fund does not currently intend to make such loans. This policy may be changed by the Board of Trustees should they determine that such loans would benefit the Bond Fund.

REPURCHASE AGREEMENTS

     The Bond Fund may purchase securities subject to repurchase agreements which are transactions in which the Bond Fund purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year.

     The Bond Fund will engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by Lincoln Fixed Income. In addition, the Bond Fund will engage in repurchase agreements reasonably designed to fully secure the seller's obligation, during the term of the agreement, to repurchase the underlying security and the Bond Fund, Adviser and Lincoln Fixed Income will collectively monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Bond Fund, Adviser and Lincoln Fixed Income will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Bond Fund may incur a loss and may incur expenses in selling the underlying security.

FORWARD COMMITMENTS

     The Bond Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time (a "forward commitment" or "when-issued" transaction), so long as such transactions are consistent with the Bond Fund's ability to manage its investment portfolio and meet redemption requests. The Bond Fund may dispose of a forward commitment or when-issued transaction prior to settlement if it is appropriate to do so and realize short-term profits or losses upon such sale. When effecting such transactions, liquid assets of the Bond Fund in a dollar amount sufficient to make payment for the securities to be purchased will be segregated on the Bond Fund's records at the trade date and maintained until the transaction is settled. Forward commitments and when-issued transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Mortgage-related securities (often referred to as "mortgage-backed" securities) are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Bond Fund may also invest in debt securities that are secured with collateral consisting of mortgage-related securities, and other types of mortgage-related securities.

     MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Bond Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

     The Bond Fund currently does not intend to purchase pass-through securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Bond Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, the Bond Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes called tranches, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs can provide for a modified form of call protection through a DE FACTO breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity tranche. Investors holding the longer maturity tranches receive principal only after the first tranche has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. The Bond Fund's investments are limited to Planned Amortization Class and sequential issues.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS. FHLMC CMOs are debt obligations of FHLMC issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     ADDITIONAL RISKS. Investments by the Bond Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates, and CMOs also involve other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Bond Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities that have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages that underlie securities purchased at a premium could result in capital losses. Investment in such securities could also subject the Bond Fund to "maturity extension risk" which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security that was considered a short or intermediate-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

OTHER ASSET-BACKED SECURITIES

     The Bond Fund may invest in securities that are backed by a diversified pool of assets other than mortgages such as trade, credit card and automobile receivables. Asset-backed securities are generally issued by special purpose entities in the form of debt instruments. The characteristics and risks of automobile and credit card receivables are described below.

     AUTOMOBILE RECEIVABLE SECURITIES. The Bond Fund may invest in asset-backed securities that are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related to such contracts ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk than mortgage-related securities.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody of the Automobile Contract. In such circumstances, if the servicer of the Automobile Contracts were to sell the Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in a motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, is usually not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities. Investment grade Automobile Receivable Securities are typically over-collateralized and have other forms of credit enhancement to mitigate these risks.

     CREDIT CARD RECEIVABLE SECURITIES. The Bond Fund may invest in asset-backed securities backed by a diversified pool of receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most Credit Card Receivable Securities provide for a fixed period during which only interest payments are paid to the security holder. Principal payments received on underlying Accounts are used to purchase additional assets. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to make principal and interest payments on Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payments rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset backed securities, Accounts are unsecured obligations of the cardholder.

     ADDITIONAL RISKS. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments that can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

     The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Bond Fund, generally have no recourse against the originator of the loans. The Bond Fund, as a holder of these securities, may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

DELAYED DELIVERY TRANSACTIONS

     The Bond Fund may purchase or sell securities on a when-issued basis. When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. The Bond Fund will maintain, with its Custodian, an account with a designated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Bond Fund will generally earn income on assets deposited in the designated account. No payment or delivery is made by the Bond Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Bond Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Bond Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Bond Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Bond Fund has sold a security on a delayed delivery basis, the Bond Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Bond Fund could miss a favorable price or yield opportunity or could suffer a loss. The Bond Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

BORROWING

     The Bond Fund may not borrow money to purchase securities. The Bond Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Bond Fund's total assets (including the amounts borrowed). The Bond Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

ILLIQUID SECURITIES

     The Bond Fund will not purchase or hold illiquid securities if more than 15% of the Bond Fund's net assets would then be illiquid. If at any time more than 15% of the Bond Fund's net assets are illiquid, steps will be taken as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

INVESTMENT DIVERSIFICATION AND CONCENTRATION

     As to seventy-five percent of its total assets, the Bond Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Bond Fund's holdings of that issuer to amount to more than 5% of the Bond Fund's total net assets at the time of purchase. The remaining 25% of the Bond Fund's total assets are not so limited which allows Lincoln Fixed Income to invest more than 5% of the Bond Fund's total net assets in a single issuer. In the event that Lincoln Fixed Income chooses to make such an investment, it may expose the Bond Fund to greater risk. However, Lincoln Fixed Income does not intend to (i) make any investment in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Bond Fund's total net assets, or (ii) make any investment in a single issuer of asset-backed securities if at that time, such issuer would represent more than 10% of the Bond Fund's total net assets.

     The Bond Fund will not purchase securities of any issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result,

25% or more of the value of the Bond Fund's total net assets would be invested in any one industry.

          TOTAL RETURN, YIELD, DISTRIBUTION RATES AND OTHER PERFORMANCE
                                   INFORMATION

     The Funds may advertise total returns and, in addition, the Bond Fund may advertise yield, both of which are based on historical results and are not intended to indicate future performance.

TOTAL RETURN

     A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year. Further information about each Fund's performance is contained in the Annual Report to Shareholders, which may be obtained from the Funds without charge.

     The Funds also may provide current distribution information to their shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Funds will be based on distributions for a specified period (I.E., total dividends from net investment income), divided by the NAV per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a Fund has declared and paid to shareholders as of the end of a specified period rather than a Fund's actual net investment income for that period.

     From time to time information is provided about the performance of the Funds including, but not limited to, comparative performance data and rankings as well as other measures of performance. This information may include comparisons to other investments and unmanaged market indices or averages. Such information may be taken from organizations such as Lipper Analytical Services and Morningstar as well as other business and financial organizations.

     The Funds may advertise performance for 1-, 5- and 10-year periods, or for such lesser periods as each of the Funds has been in existence. Total return may be advertised for other periods, such as by quarter, or cumulatively for more than one year. Total return, like NAV per share, fluctuates in response to changes in market conditions. Performance for any particular time period is historical in nature and is not intended and should not be considered to be an indication of future return.

     "Average annual total return" represents the average annual compounded rate of return for the periods presented. Periods of less than one year are not annualized. Average annual total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in the fund's portfolio. Average annual total return is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compound rates of return over the periods indicated, which would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)(n) = ERV

     P = a hypothetical initial payment of $1,000
     T = average annual total return
     n = the number of years from initial investment to the end of the period ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion)

     This calculation: (i) assumes all dividends and distributions are reinvested at NAV on the appropriate reinvestment dates, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

     "Average Annual Total Return After Taxes on Distributions" adjusts the before taxes quotation for the effects of paying the highest individual marginal federal income tax rate on distributions paid by each of the Funds. Average annual total return after-taxes on distributions is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)(n) = ATV(D)

     P = hypothetical initial payment of $1,000
     T = average annual total return (after taxes on distributions) n = number of years
     ATV(D) = ending redeemable value, after taxes on fund distributions but not after taxes on sale of fund shares, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

     "Average Annual Total Return After Taxes on Distributions and Sale of Fund Shares" adjusts the after-taxes quotation for the effects of paying the highest individual marginal federal income tax rate on the sale of each fund's shares. Average annual total return after taxes on distributions and sale of fund shares is calculated in accordance with the standardized method prescribed by the SEC by determining the average annual compounded rates of return over the periods indicated, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1+T)(n) = ATV(DR)

     P = hypothetical initial payment of $1,000
     T = average annual total return (after taxes on distributions and redemption)
     n = number of years
     ATV(DR) = ending redeemable value, after taxes on fund distributions and redemption, at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

     The returns for each of the Funds' shares for the periods indicated are as follows:

ARIEL FUND

                                                                                                           SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2004)                         1 YEAR     5 YEARS      10 YEARS      INCEPTION*
-------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 23.95%      14.70%        15.30%          14.14%
Return After Taxes on Distributions                                 23.95%      12.70%        12.90%          12.26%
Return After Taxes on Distributions and Sale of Fund Shares         15.57%      11.71%        12.20%          11.76%

*November 6, 1986

ARIEL APPRECIATION FUND

                                                                                                           SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2004)                         1 YEAR     5 YEARS      10 YEARS      INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                 14.44%      11.14%        14.62%          12.85%
Return After Taxes on Distributions                                 14.44%       9.89%        12.82%          11.54%
Return After Taxes on Distributions and Sale of Fund Shares          9.39%       9.05%        12.04%          10.91%

*December 1, 1989

ARIEL PREMIER BOND FUND - INSTITUTIONAL CLASS

                                                                                                           SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2004)                         1 YEAR     3 YEARS       5 YEARS      INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                  3.72%       5.73%         6.92%           6.38%
Return After Taxes on Distributions                                  1.77%       3.79%         4.79%           4.14%
Return After Taxes on Distributions and Sale of Fund Shares          2.70%       3.75%         4.63%           4.06%

*October 1, 1995

ARIEL PREMIER BOND FUND - INVESTOR CLASS

                                                                                                           SINCE
(FOR THE PERIODS ENDED SEPTEMBER 30, 2004)                         1 YEAR     3 YEARS       5 YEARS      INCEPTION*
--------------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                  3.29%       5.27%         6.48%           6.15%
Return After Taxes on Distributions                                  1.51%       3.50%         4.51%           3.99%
Return After Taxes on Distributions and Sale of Fund Shares          2.43%       3.46%         4.35%           3.92%

*February 1, 1997

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     If returns are negative, returns after taxes on distributions and sale of fund shares may be higher than returns before taxes as the resulting capital losses from the sale of fund shares would be available to offset capital gains from other investments.

NONSTANDARDIZED TOTAL RETURN

     The Funds may provide the above described standard return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Funds' operations. In addition, the Funds may provide nonstandardized return results for differing periods, such as for the most recent six months. Such nonstandardized return is computed as otherwise described under "Total Return" except that no annualization is made.

YIELD

     Quotations of yield for the Bond Fund will be based on the investment income per share (as defined by the SEC) during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

     The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

     Yield = 2 [({a-b} OVER {cd} + 1)(6) - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
            d  =  the maximum offering price per share on the last day of the period

     Based upon the 30-day period ended September 30, 2004 the yield for the Bond Fund's Institutional Class of shares was 2.59% and 2.19% for the Investor Class of shares.

DISTRIBUTION RATES

     The distribution rate is calculated by dividing income dividends per share for a stated period by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Bond Fund even though such option income is not considered investment income under generally accepted accounting principles. For the year ended September 30, 2004, the historical distribution rate with respect to the Bond Fund's Institutional Class Shares was 2.62% and for the Investor Class was 2.39%.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the NAV declines. A distribution rate can be greater than the yield rate calculated as described above.

     Annualized current distribution rates are computed by multiplying income dividends per share for a specified quarter by four and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rate with respect to the Bond Fund's Institutional Class shares for the quarter ended September 30, 2004 was 2.85% and for the Investor Class was 2.43%.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

     The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investment in the Funds. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

     The Trust intends to operate each Fund to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). By so qualifying, a Fund will not be subject to federal income taxes to the extent its earnings are distributed. The Trust also intends to manage the Funds so they are not subject to the excise tax imposed by the Tax Reform Act of 1986 (the "Act").

     Dividends from net investment income are declared and paid annually. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Funds once a year.

DIVIDEND AND DISTRIBUTION PAYMENT OPTIONS

     Dividends and any distributions from the Funds are automatically reinvested in the Funds at net asset value, unless you elect to have the dividends of $10 or more paid in cash. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAXES ON DISTRIBUTIONS

     Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31 of the year they were declared. For federal tax purposes, the Funds' income and short-term net realized capital gain distributions are taxed as dividends; long-term net realized capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities. You should consult your tax adviser on the taxability of your distributions.

"BUYING A DIVIDEND"

     At the time of purchase, the share price of a Fund may reflect undistributed income or capital gains. Any income or capital gains from these amounts that are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES

     If you sell your shares or exchange them for shares of another Fund, you will have a short or long-term capital gain or loss, depending on how long you owned the shares that were sold or exchanged. However, the Trust believes that an exchange between classes of the same Fund is non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

     The Trust is required to withhold the amount prescribed by law of any dividends (including long-term capital gain dividends) paid and the amount prescribed by law of each redemption transaction, if: (a) the shareholder's social security number or other taxpayer identification number ("TIN") is not provided or an obviously incorrect TIN is provided; (b) the shareholder does not certify under penalty of perjury that the TIN provided is the shareholder's correct TIN and that the shareholder is not subject to backup withholding under section 3406(a)(1)(C) of the Internal Revenue Code because of under reporting (however, failure to provide certification as to the application of section 3406(a)(1)(C) will result only in backup withholding on dividends, not on redemptions); or (c) the Fund is notified by the Internal Revenue Service that the TIN provided by the shareholder is incorrect or that there has been under reporting of interest or dividends by the shareholder. Affected shareholders will receive statements at least annually specifying the amount withheld.

     In addition, the Trust is required under the broker reporting provisions of the Code to report to the Internal Revenue Service the following information with respect to each redemption transaction: (a) the shareholder's name, address, account number and taxpayer identification number; (b) the total dollar value of the redemptions; and (c) each Fund's identifying CUSIP number.

     Certain shareholders are, however, exempt from the backup withholding and broker reporting requirements. Exempt shareholders include: corporations; financial institutions; tax-exempt organizations; individual retirement plans; the U.S., a State, the District of Columbia, a U.S. possession, a foreign government, an international organization, or any political subdivision, agency or instrumentality of any of the foregoing; U.S. registered commodities or securities dealers; real estate investment trusts; registered investment companies; bank common trust funds; certain charitable trusts; foreign central banks of issue. Non-resident aliens also are generally not subject to either requirement but, along with certain foreign partnerships and foreign corporations, may instead be subject to withholding under Section 1441 of the Code. Shareholders claiming exemption from backup withholding and broker reporting should call or write the Trust for further information.

                   PURCHASING, EXCHANGING AND REDEEMING SHARES

     This information supplements the discussion in the Funds' Prospectus under the heading, "Managing Your Ariel Account." Shares of the Funds may be purchased directly from the Ariel Mutual Funds or through certain financial institutions, brokers or dealers that have a sales agreement with Ariel Distributors, Inc. Shares purchased through a dealer may be subject to administrative charges or transaction fees.

ANTI-MONEY LAUNDERING COMPLIANCE

     As described in the Prospectuses, in accordance with the regulations issued under the USA Patriot Act, Ariel Mutual Funds and their transfer agent are required to obtain, verify and record information that identifies each person who applies to open an account. The Funds must do this in an effort to ensure that they are not used as a vehicle for money laundering.

     Verifying your identity may include checking your identifying information against various databases. The Funds may also ask to see identifying documents, such as a driver's license or other state identification card for an individual or a business license for an entity, to verify your identity. If the Funds are unable to verify your identity based on the information you provide, and your account is closed and liquidated, your redemption proceeds may be more or less than the amount you paid for your shares and the redemption may be a taxable transaction.

     If at any time the Funds believe you may be involved in suspicious activity or if your identifying information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to "freeze" your account. The Funds also may be required to provide a governmental agency with information about your attempt to establish a new account or about transactions that have occurred in your account. The Funds also may be required to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform you that they have taken the actions described above.

RIGHT TO FINANCIAL PRIVACY ACT

     Effective December 13, 2003, President Bush signed into law the "Intelligence Authorization Act for Fiscal Year 2004" (Pub. Law 108-117). As a result of this Act, investment companies are now subject to provisions that require a financial institution to produce a customer's or entity's financial records in response to a request from a specified U.S. Government official and prohibit the financial institution and any of its officers, employees or agents from disclosing to any person that a Government authority has sought or obtained access to a customer's financial records.

     The Government authorities authorized to request records are as follows: A Government authority authorized to conduct foreign counter- or foreign positive-intelligence activities for purposes of conducting such activities; the Secret Service for purposes of conducting its protective functions; and a Government authority authorized to conduct investigations of, or intelligence or counterintelligence analyses related to, international terrorism for the purpose of conducting such investigations or analyses.

     In requesting such records, the Government authority must submit to the financial institution a written certificate that is signed by an appropriate supervisory official of the authority and that certifies to the financial institution that the Government authority has complied with the Act.

     In addition, financial institutions must comply with a request for a customer's or entity's financial records made pursuant to the Act by the Federal Bureau of Investigation when the Director or the Director's authorized designee certifies in writing to the financial institution that such records are sought for foreign counter intelligence purposes to protect against international terrorism or clandestine intelligence activities, provided that such an investigation of a U.S. person is not conduct solely upon the basis of activities protected by the first amendment to the Constitution of the United States.

PURCHASING THROUGH RETIREMENT PLANS

     Contact the Adviser for complete information kits discussing the plans and their benefits, provisions and fees.

     You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes. Before opening a retirement account, consult your tax adviser to determine which options are best suited to your needs. The Adviser may determine from time to time to waive the annual fee for IRA accounts.

- Individual Retirement Accounts (IRAs): available to anyone who has earned income. Earnings grow on a tax-deferred basis and contributions may be fully or partially deductible for certain individuals. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

- Roth IRAs: available to anyone who has earned income below a certain limit. Earnings grow tax-deferred and can be withdrawn tax-free at retirement if underlying contributions are held for at least five years.

- Coverdell Education Savings Accounts: available to families with children under 18 to help pay for qualified higher education expenses. Certain income limits apply.

- Qualified Profit-Sharing and Money-Purchase Plans: available to self-employed people and their partners, or to corporations and their employees.

- Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations.

- 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

WHEN YOUR ACCOUNT WILL BE CREDITED

     Certain financial institutions or broker-dealers or their respective designees which have entered into a sales agreement with Ariel Distributors may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as securities dealers in order to sell shares of the Funds.

OTHER INFORMATION ABOUT PURCHASING SHARES

     Although there is no sales charge imposed by the Funds when you purchase shares directly, certain dealers may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

OTHER INFORMATION ABOUT EXCHANGING SHARES

     All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

     You may exchange your shares of the Funds only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

IN-KIND REDEMPTIONS

     The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by the fund and valued as they are for purposes of computing the fund's net asset value. A shareholder may incur transaction expenses in converting these securities to cash. The Funds have committed to pay in cash all requests for redemptions by a shareholder, limited in amount during any 90-day period to the lesser of $250,000 or 1% of a fund's net asset value at the beginning of such period.

TELEPHONE TRANSACTIONS

     During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request. The Funds reserve the right to terminate, suspend or modify telephone transaction privileges.

SPECIAL SERVICES AND CHARGES

     The Funds pay for general shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

     If you are purchasing shares of a Fund through a program of services offered by a dealer or other financial institution, you should read the program materials in conjunction with this Statement of Additional Information. Certain features may be modified in these programs, and administrative charges may be imposed by these institutions for the services rendered.

     SYSTEMATIC CHECK REDEMPTIONS. If you maintain an account with a balance of $25,000 or more, you may have regular monthly or quarterly redemption checks for a fixed amount sent to you simply by sending a letter with all the information, including the Fund name, your account number, the dollar amount ($100 minimum) and when you want the checks mailed to your address on the account. If you would like checks regularly mailed to another person or place, the signature on your letter must be guaranteed.

OTHER INFORMATION ABOUT REDEMPTIONS

     If you redeem shares through dealers or other financial institutions, you may be charged a fee when you redeem your shares. Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days.

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Board of Trustees of the Trust has adopted Disclosure of Portfolio Holdings Policies and Procedures (the "Disclosure Policies"). It is the policy of the Adviser to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Funds.

     The Funds publicly disclose all portfolio holdings (and related analytical information) as of the most recent month-end on the Funds' website, generally within 5 days of month-end. There are numerous mutual fund evaluation services (Morningstar and Lipper) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Funds by these services and departments, the Funds or their authorized agents distribute month-end portfolio holdings to such services and departments.

     Portfolio managers and other senior officers or spokespersons of the Adviser or the Funds may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons ONLY IF such information has been previously publicly disclosed in accordance with the Disclosure Policies (I.E., only month-end portfolio holdings).

     The Adviser's trading desk may periodically distribute to outside third parties lists of applicable investments held by its clients (including the Funds) for the purpose of facilitating efficient trading of such securities and receipt of relevant research. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.

     The non-public disclosure of aggregate (but not individual client) portfolio holdings to third parties may be permissible so long as the third party has signed a written Confidentiality Agreement approved by both the Funds' Chief Compliance Officer and the Adviser's Chief Compliance Officer or, in his or her absence, the Adviser's General Counsel. For purposes of the Disclosure Policies, any Confidentiality Agreement must be in form and substance acceptable to, and approved by, both the Funds' Chief Compliance Officer and the Adviser's Chief Compliance Officer or, in his or her absence, the Adviser's General Counsel. Any Confidentiality Agreement must be consistent with past disclosure practices, and the party to whom holdings are disclosed must agree to the provisions of the Confidentiality Agreement. All Confidentiality Agreements shall be provided to the full Board of Trustees or an authorized committee of the Board.

     Notwithstanding anything in the Disclosure Policies to the contrary, the Trust's Board of Trustees and the Adviser may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies. Further, the Disclosure Policies may not be waived, or exceptions made, without the written consent of the Adviser's Chief Compliance Officer or, in his or her absence, the Adviser's General Counsel. All waivers and exceptions involving any of the Funds will be disclosed to the Trust's Board of Trustees no later than its next regularly scheduled quarterly meeting.

     Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may required by applicable law. For example, the Adviser, Trust, or any of their affiliates or service providers may file any report required by applicable law (such as, Schedules 13D, 13G and 13F), respond to requests from regulators, and comply with valid subpoenas. The Trust is required to file reports containing the Funds' complete portfolio schedules with the SEC on Form N-Q (first and third quarters) and on Form N-CSR (second and fourth quarters) not later than 60 days after the close of each respective quarter of the fiscal year.

     The Board of Trustees reviews the Disclosure Policies at least annually and must approve all material amendments thereto.

MARKET TIMING

     The Funds encourage long-term investing and discourage market timing whereby a shareholder attempts to maximize return and minimize risk by purchasing a fund just before an increase in its net asset value and to sell a fund just before a decrease in its net asset value. Excessive trading and exchanges interfere with a fund's ability to implement long-term investment strategies, increase a fund's portfolio turnover ratio, increase a fund's portfolio transaction expenses, may increase taxable distributions and decrease tax-efficiency and may decrease investment performance for the fund's long-term shareholders. The number of times you may exchange shares among the Funds within a specified period of time is limited as set forth in the prospectus, and at the discretion of Ariel Distributors. Ariel may temporarily or permanently terminate the privilege of any investor to execute transactions in our Funds if such investor appears to be market timing. Currently, more than four round trip exchanges out of any Fund during a twelve-month period are not permitted. Although the Funds will not knowingly permit investors to excessively trade the Funds, we receive purchase and sales orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus accounts by intermediaries. The Funds reserve the right to terminate or amend the exchange privilege at any time by filing amended registration statements.

                                 PRICING SHARES

NET ASSET VALUE

     The NAV per share of a Fund, the price at which the Fund's shares are purchased and redeemed, is determined every business day as of the close of the New York Stock Exchange (the "NYSE") (generally 3:00 p.m. Central time), and at such other times as may be necessary or appropriate. The Funds do not determine NAV on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The NAV per share is computed by dividing the value of a Fund's total assets, less its liabilities, by the total number of shares outstanding. The Funds' securities are valued as follows: Securities for which market quotations are readily available are valued at the last sale price on the national securities exchange on which such securities are primarily traded, and, in the case of securities reported on the Nasdaq system, are valued based on the Nasdaq Official Closing Price. If a closing price is not reported, equity securities for which reliable bid and ask quotations are available are valued at the mean between bid and ask prices. Debt securities having a maturity over 60 days are valued at the yield equivalent as obtained from a pricing source or one or more market makers for such securities. Short-term securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. In cases when quotations for a particular security are not readily available, a fair value of the security is calculated under procedures established by the Board of Trustees. For example, the Funds may calculate a fair value for a security if the principal market in which a portfolio security is traded closes early or if trading in a security was halted before a Fund calculates its net asset value.

     Certain brokers and certain designated intermediaries on their behalf may accept purchase and redemption orders. The Funds will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such orders may be transmitted to the Ariel Funds or their agents several hours after the time of the acceptance and pricing.

     Ariel strictly prohibits late day trading. Orders for purchases and sales must be placed on or before the close of the NYSE to receive that day's share price. If an order is received after the close of the NYSE, the order is processed at the NAV next calculated on the following business day. In addition, all broker-dealers and administrators are required by contract (and, in the case of broker-dealers, by regulations) to only execute orders that are placed on or before the close of the NYSE. However, the Funds and their agents cannot ensure that orders transmitted to the Funds or their agents several hours after the time of acceptance and pricing are from proper forward pricing orders.

        IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF ARIEL PREMIER
                                    BOND FUND

     Shares of the Funds are continuously offered at their NAV next determined after an order is accepted. The methods available for purchasing shares of the Funds are described in the

Prospectuses. In addition, Institutional Class shares of the Bond Fund may be purchased using securities, so long as the securities delivered to the Bond Fund meet the investment objective and policies of the Bond Fund, including its investment restrictions, and are otherwise acceptable to the Sub-Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Bond Fund. Among other things, the Sub-Adviser will consider the following criteria in determining whether to accept securities for "in-kind" purchase of the Bond Fund's shares:

     (1) The securities offered by the investor in exchange for shares of the Bond Fund must be readily marketable and must not be in any way restricted as to resale or otherwise be illiquid.

     (2) The securities must have a value that is readily ascertainable in accordance with the procedures used by the Bond Fund to value its portfolio securities.

     The Bond Fund believes that this ability to purchase Institutional Class shares using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Bond Fund may include the ability to acquire desirable securities at a lower transaction cost.

     An investor who wishes to make an "in-kind" purchase must furnish in writing to the Bond Fund a list with a full and exact description of all of the securities that the investor proposes to deliver. The Bond Fund will advise the investor as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in the proper form for transfer, with the necessary forms to the Bond Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Bond Fund in the same manner as portfolio securities of the Bond Fund are valued (See the section entitled "Net Asset Value" in the Prospectuses.). The number of shares of the Bond Fund, having a NAV as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor.

     The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss to the investor for Federal income tax purposes. Each investor should consult a tax adviser to determine the tax consequences under Federal and state law of making such an "in-kind" purchase.

             INVESTMENT ADVISER, SUB-ADVISER AND FUND ADMINISTRATOR

INVESTMENT ADVISER

     Ariel Capital Management, LLC (the "Adviser"), 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601 acts as investment adviser and fund administrator under management agreements with the Trust ("Management Agreement") for each of the Funds. Ariel Capital Management Holdings, Inc., an entity that is controlled by John W. Rogers, Jr., is the sole managing member of the Adviser. John W. Rogers, Jr. is the Chief Executive Officer of the Adviser and, as the controlling person of Ariel Capital Management Holdings, Inc., controls the Adviser.

     Management Agreements between the Trust and the Adviser for each of the equity funds and the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser for the Bond Fund will all remain in effect as to a Fund indefinitely, provided continuance is approved at least annually by vote of the holders of a majority of the outstanding shares of the Fund or by the Board of Trustees of the Trust; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to the Agreement or "interested persons", as that term is defined in the 1940 Act (the "Independent Trustees"), of parties to the Agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. Any Agreement may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; it automatically terminates in the event of its assignment.

     Pursuant to the Management Agreement for Ariel Fund and Ariel Appreciation Fund, the Adviser is responsible for determining the investment selections for a Fund in accordance with the Fund's investment objectives and policies stated above, subject to the direction and control of the Board of Trustees. The Adviser pays the salaries and fees of all officers and Trustees who are affiliated persons of the Adviser. The Adviser also provides the Funds with office space, administrative services, furnishes executive and other personnel to the Funds and is responsible for providing or overseeing the Funds' day-to-day management and administration.

     The Adviser is paid for its investment and administration services for the Ariel Fund at the annual rate of 0.65% of the first $500 million of average daily net assets, 0.60% for the next $500 million of average daily net assets, and 0.55% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2004, the fee was 0.58% of average daily net assets.

     The Adviser is paid for its investment and administration services for the Ariel Appreciation Fund at the annual rate of 0.75% of the first $500 million of average daily net assets, 0.70% for the next $500 million of average daily net assets, and 0.65% of average daily net assets over $1 billion. For the fiscal year ended September 30, 2004, the fee was 0.68% of average daily net assets.

     Fees paid to the Adviser under the Management Agreements for the fiscal years ended September 30, 2002, 2003 and 2004 were $5,446,864, $8,648,624 and
$15,318,989, respectively, for the Ariel Fund and $7,851,870, $11,136,226 and
$17,960,893, respectively, for the Ariel Appreciation Fund. No reimbursements were made by the Adviser for these two funds in any of the specified fiscal years; however, $308,998 of shareholder service fees were absorbed by the Funds' Custodian for the fiscal year ended September 30, 2004.

     The Ariel Stock Funds pay all operating expenses not expressly assumed by the Adviser, including custodial and transfer agency fees, federal and state securities registration fees, legal and audit fees, and brokerage commissions and other costs associated with the purchase and sale of portfolio securities, except that with respect to each of Ariel Fund and Ariel Appreciation Fund, the Adviser must reimburse either Fund if its annual expenses (excluding brokerage, taxes, interest, Distribution Plan expenses and extraordinary items) exceed 1.50% of the first $30 million of each Fund's average daily net assets and 1% of such assets in excess of $30 million.

     As of September 30, 2004, other accounts managed by the Adviser include 169 institutional accounts totaling $11 billion in assets, including two performance-based fee accounts totaling $817.6 million in assets, and 5 sub-advisory relationships totaling $1.25 billion in assets. All accounts are managed using a model portfolio. Investment decisions are allocated across all accounts in a strategy, which limits the conflicts involved in managing multiple accounts. Differences in investments are as a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

     Under the Investment Advisory Agreement for the Bond Fund, the Adviser performs or supervises the investment and reinvestment of the assets of the Bond Fund and is responsible for certain management services that are necessary or desirable to the operation of the Bond Fund. The Adviser may delegate its investment management responsibilities to a sub-adviser selected by the Adviser and approved in accordance with the 1940 Act. The management services provided by the Adviser consist of maintaining the Bond Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of the Bond Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of the Bond Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement. For the services under the Investment Advisory Agreement, the Adviser is paid at the annual rate of 0.35% of average daily net assets of the Bond Fund.

     The Adviser also performs services for the Bond Fund under the Administrative Services Agreement as described in the Bond Fund's Prospectus. For the services under the Administrative Services Agreement, the Bond Fund - Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rate of 0.10%. For these services, the Bond Fund - Investor Class pays a fee based on the average daily net assets of the Investor Class at the annual rate of 0.25% if such net assets are less than $1 billion; 0.225% if such net assets are at least $1 billion, but less than $2 billion and 0.20% if such net assets are at least $2 billion or more. Fees paid to the Adviser for the fiscal years ended September 30, 2002, 2003 and 2004 were $698,039, $821,668 and $852,924, respectively, under the Investment Advisory Agreement and $218,350, $273,503 and $280,963, respectively, under the Administrative Services Agreement.

PORTFOLIO MANAGER COMPENSATION

     John W. Rogers, Jr. is the portfolio manager for both Ariel Fund and Ariel Appreciation Fund and all other accounts managed by the Adviser, none of which are a pooled investment vehicle.

     Mr. Rogers' compensation is composed of (i) a base salary that is calculated based upon market factors for comparable CEOs of comparable advisory firms; (ii) a quarterly bonus that is related to the profitability of the Adviser; (iii) an annual incentive that is based upon goals set by the Adviser's Board of Directors that are tied to the annual performance of both Ariel Fund and Ariel Appreciation Fund, the performance of the Adviser (profitability standards (EBITDA margin)), adherence to investment strategy and Mr. Rogers executing various annual goals; and (iv) a stock grant that is based upon Mr. Rogers' contribution to the Adviser and his perceived value in the market place. There is no set formula for any of the above components of Mr. Rogers' compensation; rather, all compensation is based upon the successful execution of goals determined by the Adviser's Board of Directors at the beginning of each year.

     Mr. Rogers, as the controlling person of Ariel Capital Management Holdings, Inc., the sole managing member of the Adviser, controls the Adviser.

     As of September 30, 2004, Mr. Rogers had invested the following amounts in Ariel Fund and Ariel Appreciation Fund. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000, $100,001-500,000;
$500,001-1,000,000; and over $1,000,000:

                                                                   ARIEL                          TOTAL
                                                                APPRECIATION                   INVESTED IN
                                     ARIEL FUND                     FUND                        BOTH FUNDS
John W. Rogers, Jr.               Over $1,000,000            $500,001-1,000,000              Over $1,000,000

SUB-ADVISER

     Lincoln Capital Fixed Income Management Company, LLC ("Lincoln Fixed Income" or the "Sub-Adviser"), 200 South Wacker Drive, Suite 2100, Chicago, IL 60606, acts as investment sub-adviser to Ariel Premier Bond Fund. Lincoln Fixed Income is controlled by, and a wholly owned subsidiary of, Lehman Brothers Holdings, Inc. Under a separate Subadvisory Agreement with the Adviser, Lincoln Fixed Income manages the day-to-day investment operations for the Bond Fund. The Bond Fund does not pay any fees directly to the Sub-Adviser.

     Lincoln Fixed Income is paid by the Adviser (not the Fund) for its services as sub-adviser for both classes of the Ariel Premier Bond Fund at the annual rate of 0.30% of the first $50 million of average daily net assets; 0.20% for the next $50 million of average daily net assets;

0.15% for the next $150 million of average daily net assets; and 0.10% for the average daily net assets over $250 million. For the fiscal years ended September 30, 2002, 2003 and 2004, Lincoln Fixed Income was paid by the Adviser $375,528, $395,127 and $377,060, respectively, for the Institutional Class and $23,257, $47,210 and $44,194, respectively, for the Investor Class.

     Effective January 1, 2005, the Sub-Adviser has contractually agreed to waive all fees otherwise payable to it under the Subadvisory Agreement for services rendered by it. Such waiver shall continue through May 19, 2005, the date the Subadvisory Agreement expires, subject to extension.

LEGAL MATTERS RELATING TO LINCOLN FIXED INCOME

     On April 28, 2003, the SEC, the New York State Attorney General's Office, the New York Stock Exchange and the NASD agreed to a settlement (the "Federal Settlement"), together with the North American Securities Administrators Association on behalf of U.S. state and territorial securities regulators, to resolve their industry-wide investigations relating to allegations of conflicts of interest between investment banking and equity research at various investment banking firms, including Lehman Brothers, the parent corporation of Lincoln Fixed Income. The activities forming the basis of the Federal Settlement did not involve any conduct of Lehman Brothers or any of its affiliates related to their investment advisory activities, and occurred prior to Lehman Brother's acquisition of control of Lincoln Fixed Income. Lincoln Fixed Income was not part of these investigations or part of the Federal Settlement or State Settlements (defined below).

     The Federal Settlement became effective on October 31, 2003, under which Lehman Brothers will, without admitting or denying the allegations made in the complaint, (i) pay $25 million in penalty, (ii) pay $25 million as disgorgement of commissions and other monies, (iii) contribute $25 million spread over five years to provide third-party independent research to clients, (iv) contribute $5 million towards investor education, (v) adopt internal structural and operational reforms that will further augment the steps it has already taken to promote research analyst independence, and (vi) be enjoined from the rule violations alleged in the complaint. Simultaneous with the execution of the Federal Settlement, or within a reasonable period thereafter, Lehman Brothers will enter into settlement agreements (the "State Settlements") with each of the states of the United States, the District of Columbia and Puerto Rico. Lehman Brothers will pay an aggregate of $25 million in connection with the resolution of the State Settlements.

CODE OF ETHICS

     The Adviser, the Trust and Ariel Distributors, Inc. have adopted a Code of Ethics that regulates the personal securities transactions of the Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Funds. The Code of Ethics requires investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the Adviser's Chief Compliance Officer. All personnel of the Adviser are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering or in an initial public offering, without the prior consent of the Adviser's Chief Compliance Officer.

Additionally, such personnel are prohibited from trading in any securities (i) for which any Fund has a pending buy or sell order, (ii) which any Fund is considering buying or selling, or (iii) which any Fund purchased or sold within seven calendar days.

     The Sub-Adviser has adopted a Code of Ethics that regulates the personal securities transactions of the Sub-Advisers' investment personnel and other employees and affiliates with access to information regarding securities transactions of the Bond Fund. The Sub-Adviser's Code of Ethics requires investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the Sub-Adviser's Chief Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Chief Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Bond Fund has a pending buy or sell order, (ii) which the Bond Fund is considering buying or selling, or (iii) which the Bond Fund purchased or sold within seven calendar days. Investment personnel and employees of the Sub-Adviser are prohibited from buying any securities that are used or are designated for possible use for the Sub-Adviser's client accounts.

FUND SUB-ADMINISTRATOR

     The Adviser has entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2004, under which State Street provides certain administrative services to the Funds. Under the direction and supervision of the Adviser, State Street performs fund administration services and prepares reports for the Board of Trustees.

APPROVAL OF THE MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

     The Board of Trustees is scheduled to meet four times a year. The Trustees, including the Independent Trustees, believe that matters bearing on the Advisory Agreements are considered at most, if not all, of their meetings. The Independent Trustees are advised by independent legal counsel selected by the Independent Trustees. The Trustees, including the Independent Trustees, regularly review, among other issues:

   (i) arrangements in respect of the distribution of the Ariel Funds' shares,
   (ii) the allocation of the Ariel Funds' brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay the Ariel Funds' expenses and to pay for research and other similar services,
   (iii) the Adviser's management of the relationships with the Ariel Funds' third party service providers, including custodian and transfer agents,
   (iv) the resources devoted to and the record of compliance with the Ariel Funds' investment policies and restrictions and with policies on personal securities transactions, and
   (v) the nature, cost and character of non-investment management services provided by the Adviser and its affiliates.

     In November 2004, the Trustees, including a majority of the Independent Trustees voting in person, approved the continuation, without any material changes, of the: (1) existing

Management Agreements for each of the Ariel Stock Funds (the "Stock Fund Management Agreements") and (2) the Investment Advisory Agreement with the Adviser for the Bond Fund (the "Bond Fund Advisory Agreement" and together with the Stock Fund Management Agreements, collectively the "Agreements"). In considering the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling.

     In approving the renewal of the Agreements at their November 15, 2004 Board of Trustees meeting, the Board, including the Independent Trustees, reviewed significant information provided by the Adviser in response to written questions from the Independent Trustees and held extended discussions with independent counsel to the Independent Trustees concerning the same.

     The Trustees considered the nature, extent and quality of the services provided by the Adviser. They also reviewed the nature and quality of the investment advisory and administrative services provided under the agreements in relation to the fees. It was noted that no significant changes had occurred in the investment services provided by the Adviser and that the Adviser had added 15 new employees at all levels of the Adviser during the past fiscal year. The Trustees noted that the Adviser and its personnel were sufficiently experienced and qualified to provide investment advisory services for the Funds. The Trustees also noted the "A" rating for corporate governance that the Adviser and the Funds recently received from Morningstar.

     The Trustees conducted an in-depth review of the comparative fund data from Lipper Analytical Services provided to the Trustees by the Adviser, as well as the profitability of the Adviser with respect to the Funds. The Trustees paid substantial attention to the comparative performance and expense information for the relevant peer group that each fund is classified in, and the Trustees discussed the value of such information. The Trustees noted that the Funds' performance has been reasonable when compared to its relevant benchmarks and other funds with similar investment objectives and of similar asset size. The Trustees noted especially the long-term performance of the Ariel Stock Funds and the fact that few funds in the small- and mid-cap arenas have as long a track record as Ariel Fund and Ariel Appreciation Fund, respectively. The Trustees concluded that the profitability of the Adviser for providing services to the Funds is fair and reasonable.

     The Trustees also reviewed comparable data in connection with their review of the Bond Fund Advisory Agreement. Although the Final Subadvisory Agreement for the Bond Fund was not up for review at the November 2004 meeting, the Trustees reviewed the performance and experience of the Sub-Adviser. It was noted that the Sub-Adviser had achieved relatively good performance over the long-term. The Trustees also noted that the expenses for the Bond Fund were below average compared to the Fund's peers.

     The Trustees also considered the reasonableness of the fees under the Stock Fund Management Agreements. The Trustees reviewed the Adviser's costs in providing the services and the profits realized by the Adviser from the relationship with the Funds. As part of this review, the Trustees relied upon comparisons of the fees paid under the Stock Fund Management Agreements and those paid under other advisory contracts, including fees paid to the Adviser by its institutional clients and sub-advisory relationships.

     The Trustees noted a number of aspects with respect to the Adviser's management of the Ariel Stock Funds. First, the Stock Fund Management Agreements were written such that the Adviser pays for fund administration and fund accounting out of the advisory fees collected. This arrangement is atypical in that fund accounting and fund administration fees are frequently charged directly to a fund as opposed to being included in advisory fees. Second, shareholder servicing needs and fund industry regulations far exceed those required on the separate account side of the business. To provide excellent service to the Funds' shareholders, the Adviser has hired and trained registered Shareholder Servicing Representatives to answer calls and handle investor visits. The Adviser has added significant resources to its Legal and Compliance, Fund Administration and Operations Departments to tighten controls and address new fund regulations. Third, the Adviser pays for many costs associated with marketing the Funds, such as web site costs, advertising, sponsorships and shareholder forums. It was noted that fees paid by an institutional account are for investment advisory services only. The Funds' shareholders are able to access the Adviser's investment expertise and a wide array of shareholder services for a $1,000 minimum investment. The Trustees noted that the Funds' advisory fees and expense ratios are reasonable to those of other funds with similar investment objectives and of similar asset size.

     The Trustees reviewed the extent to which economies of scale were being realized as the Funds continue to grow. The Trustees considered whether fee levels reflected these economies of scales for the benefit of the Funds' investors. It was noted that asset growth in the Funds remains robust and that the advisory fees for the Ariel Stock Funds had decreased each year over the past five years.

     In connection with the annual review of the Agreements at the November 15, 2004 Board of Trustees meeting, the Board, including the Independent Trustees, upon the recommendation of the Adviser, approved a plan to liquidate and close Ariel Premier Growth Fund. Following a vote of the shareholders of Ariel Premier Growth Fund, the liquidation occurred on January 14, 2005. Lincoln Equity Management, LLC was the investment sub-adviser to Ariel Premier Growth Fund.

     At a meeting of the Board of Trustees on March 3, 2003, the Trustees, including a majority of the Independent Trustees voting in person, approved the Final Subadvisory Agreement for the Ariel Premier Bond Fund. A special meeting of the shareholders of the Premier Bond Fund was called for May 20, 2003 to consider the approval of the Final Subadvisory Agreement. A proxy statement explained the Final Subadvisory Agreement in more detail. In considering the Final Subadvisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as all-important or controlling.

     During the March 2003 meeting, the Trustees reviewed their findings and determinations regarding Lincoln Fixed Income, including its personnel, organization structure, financial information and investment capabilities. The Trustees reviewed updated information on Lincoln Fixed Income, including its initial month of operations. In addition, the Trustees noted that the Final Subadvisory Agreement did not contain any new terms, economic or otherwise, and was similar to the prior Subadvisory Agreement approved at the Board of Trustee's November 2002 meeting.

     The Final Subadvisory Agreement for the Bond Fund was approved at the special meeting of shareholders on May 20, 2003 and became effective on that date.

                             METHOD OF DISTRIBUTION

     Ariel Distributors, Inc., a wholly-owned subsidiary of the Adviser, is the principal underwriter for the Funds under an agreement with the Trust. Pursuant to the Underwriting Agreement and the Rule 12b-1 Plan of Distribution (the "Distribution Plan"), Ariel Distributors, as the principal underwriter, receives a fee at the annual rate of 0.25% of each of the Ariel Fund, Ariel Appreciation Fund and Ariel Premier Bond Fund - Investor Class' average daily net assets for its distribution services and for assuming certain marketing expenses. There is no 0.25% fee for the Institutional Class of the Bond Fund. Ariel Distributors is located at 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601.

     The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Funds. Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity that is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.25% annually of each of the Ariel Fund, Ariel Appreciation Fund and Ariel Premier Bond Fund - Investor Class' average daily net assets in connection with the distribution of the Fund's shares. While it is anticipated that the expenses of distribution will equal or exceed the fees collected, it is possible under the Distribution Plan for Ariel Distributors to make a profit for its service for distribution.

     During the fiscal year ended September 30, 2004, the Ariel Fund and Ariel Appreciation Fund paid Distribution Plan expenses of $6,622,268 and $6,619,574, respectively, to the principal underwriter. Of the total amount paid by the Ariel Fund, $4,254,938 was used to pay broker-dealers for their distribution and maintenance services and $1,215,250 was used for advertising, shareholder account maintenance, printing and related costs. Of the total amount paid by the Ariel Appreciation Fund, $4,744,048 was used to pay broker-dealers for their distribution and maintenance services and $1,210,219 was used for advertising, shareholder account maintenance, printing and related costs.

     During the fiscal year ended September 30, 2004, Ariel Premier Bond Fund - Investor Class paid Distribution Plan expenses of $62,118 to the principal underwriter. Of the total amount paid by Ariel Premier Bond Fund - Investor Class, $32,363 was used to pay broker-dealers for their distribution and maintenance services and $29,855 was used for advertising, shareholder account maintenance, printing and related costs.

     In connection with the exchange privilege with respect to the SSgA Money Market Fund, the Distributor, Ariel Distributors, Inc., has established and maintains an omnibus account for such shareholders at the SSgA Money Market Fund's transfer agent. For its services, Ariel Distributors, Inc. receives a fee from the fund at the rate of 0.25% of the average net assets of this account. Such fees help defray Ariel Distributors, Inc.'s costs of maintaining this omnibus account.

     The Distribution Plan was approved by the Board of Trustees, including a majority of the Independent Trustees who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan. The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

     The Distribution Plan may be terminated as to a Fund by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding shares of the Fund. Any change in the Distribution Plan that would materially increase the distribution cost to a Fund requires approval of the shareholders of that Fund; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

     The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of the Independent Trustees and
(ii) the vote of a majority of the entire Board of Trustees.

     Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

     The Funds have authorized certain dealers to accept on their behalf purchase and redemption orders. Such dealers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized dealer or such dealer's authorized designee, accepts the order. Customer orders will be priced at the applicable Fund's NAV next computed after they are accepted by an authorized dealer or such dealer's designee.

     One time or annual lump sum payments may be made to dealers when they require such payments in order to offer the shares of the Funds through their sales systems. These payments are sometimes necessary to ensure that the Funds are listed on supermarket and other platforms maintained by certain dealers, agents and financial institutions. The Adviser believes that such payments and listings will make shares of the Funds available to a wider distribution network. During fiscal year 2004, the Adviser made an annual lump sum payment of $15,000 to Raymond James.

     During fiscal year 2004, the Adviser paid UBS Financial Services, Inc. ("UBS") five (5) basis points on all fund assets held through the PACE Multi and Insight One platforms.

     The Adviser also paid UBS during fiscal year 2004 twelve (12) dollars per account for various administrative and recordkeeping services provided by UBS through its use of Networking Level III processing. Such services performed by UBS include, but are not limited to: process and mail trade confirmations to clients, which includes postage, stationary and labor; process and mail monthly client statements for fund shareholders, which includes postage, stationary and labor; capture, process and mail tax data to fund shareholders, which includes postage, stationary and labor; issue and mail dividend checks to shareholders that select cash distributions; prepare record date lists of shareholders for proxy solicitations and mail proxy materials to shareholders, which includes postage, stationary and labor; trade execution via FundSERV; proper settlement of all transactions; collect and post distributions to shareholder accounts; automated sweep of proceeds from redemptions; handle organizational actions such as fund mergers and name changes; provide a dedicated shareholder service center that addresses all client and broker inquiries regarding operational issuers and fund investment performance; establish, maintain and process systematic withdrawals and automated investment plans; establish and maintain shareholder account registrations and distribution options; process purchases, liquidations, exchanges, transfers, dividend options and maintain address changes; and process 12b-1 payments.

     The Distributor and the Adviser also may provide promotional incentives and marketing support to certain advisers, dealers and financial institutions. Promotional incentives and marketing support may include: merchandise carrying the Funds' logo; occasional meals and tickets to sporting events and concerts; and payments or reimbursements used to offset marketing expenses and related costs of meetings held for the purpose of training or education. Such promotional incentives and marketing support are not preconditioned on achievement of any sales targets by any adviser, dealer or financial institution.

                TRANSFER AGENT, SUB-TRANSFER AGENTS AND CUSTODIAN

     Boston Financial Data Services ("BFDS") has been retained by the Trust to act as transfer agent, dividend disbursing agent and shareholder servicing agent. Its responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; and preparing and distributing quarterly statements to shareholders regarding their accounts.

     State Street also has been retained by the Trust to act as custodian and fund accountant. State Street's responsibilities include keeping custody of all of the Funds' investments.

     Firms that establish omnibus accounts and provide substantially the same services to their clients as are provided by BFDS to direct shareholders of the Funds may receive sub-transfer agent fees for such services from the respective Fund. Such fees may not exceed the amounts set by the Board of Trustees of the Trust, including a majority of the Independent Trustees. In certain instances, distributors or servicing agents may charge higher fees than the Funds' Board of Trustees has approved. In these cases, the Adviser pays the additional amount.

     During fiscal year 2004, the Adviser paid Merrill Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch"), as a bundled provider of 401(k) services and recordkeeper of certain 401(k) plans, sixteen (16) dollars per participant with Merrill Lynch to help offset the cost of processing fees (which include transaction and account-processing functions for the benefit of plan participants (i.e., redemptions, transfers and exchanges, account maintenance, statement production, providing proxy information, etc.)). Although Merrill Lynch maintains an omnibus account on each fund company's transfer agency system for each fund, Merrill Lynch also maintains the individual plan participants' sub-accounts within its own recordkeeping system.

With respect to those participants in the Wal-Mart Stores, Inc. ("Wal-Mart") 401(k) plan, which is administered by Merrill Lynch, the Adviser pays the lesser of twenty (20) basis points (based on total net assets invested in Ariel Fund by all participants in Wal-Mart's 401(k) plan) or sixteen (16) dollars per participant.

                             PORTFOLIO TRANSACTIONS

     Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and choice of brokers and dealers are made by the Adviser and, where appropriate, the Sub-Adviser, under the direction and supervision of the Trust's Board of Trustees.

     For Ariel Stock Fund transactions, the Adviser seeks to obtain the best price and favorable execution considering all circumstances. Subject to this overall policy, in selecting brokers or dealers to execute transactions, the Adviser considers natural order flow, market impact, anonymity, the firm's financial responsibility, reputation and the range and quality of its services that are deemed useful to better serve clients. In addition to execution, the services provided by brokers or dealers may include supplemental research, statistical information and objective performance evaluation. Brokerage and research products and services may not be used exclusively in connection with the account that paid commissions to the broker providing such services. The provision of such services in exchange for brokerage business is commonly referred to as "soft-dollar arrangements".

     The Adviser may not always place brokerage transactions on the basis of the lowest commission rate available for a particular transaction. The Adviser makes a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and other services provided. In connection with placement of brokerage arrangements, the Adviser will determine any required allocations of payment in relation to its view of the value of brokerage and research products and services and the research benefits provided, the value of any benefits provided to the Adviser, the terms of the particular transaction and the Adviser's overall fiduciary responsibilities to all accounts as to which the Adviser exercises investment discretion.

     The Adviser does not enter into soft dollar arrangements that are not covered by the safe harbor provided under Section 28(e) of the Securities Exchange Act of 1934. A good faith and reasonable determination must be made as to whether the product or service is to be used in the research process, as those terms are defined in the context of Section 28(e). Section 28(e) defines "research" as advice, directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; and analyses in reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

     Brokers may furnish, for example, proprietary or third party research reports, supplemental performance reports, statistical analyses, computer services used for research and portfolio analysis, and other valuable research information to the Adviser. In addition, the Adviser may receive certain brokerage and research products and services which provide both research and non-research ("mixed-use") benefits; for example, computer services which are used for both portfolio analysis and account administration. In these instances, only research portions are attributed to client brokerage commissions and the non-research portion will be paid in cash by the Adviser.

     The Adviser normally aggregates contemporaneous client purchase or sale orders into blocks for execution in order to achieve more efficient execution, lower per share brokerage costs and, in the aggregate, better and fairer prices. Where purchases or sales are made on a block basis, price and per share commission and transaction costs are allocated to each advisory client on a pro rata basis subject to available cash, account restrictions, directed brokerage, and other relevant investment factors. Trade allocations will be fair and equitable to all clients. The Adviser will not favor any client account, or group of client accounts, over any other client account or group of client accounts. However, directed brokerage arrangements may impact trade allocations.

     The Adviser's trading desk prioritizes incoming orders of similar purchases and sales of securities among institutional and managed accounts/wrap orders. The Adviser's trading desk typically executes orders for institutional clients, including investment companies, institutional private accounts, sub-advised accounts and others. Managed account/wrap program sponsors typically execute orders for managed account/wrap clients. The Adviser's trading desk attempts to coordinate the timing of orders to prevent the Adviser from "bidding against" itself on such orders.

     Managed account/wrap clients have contractual relationships with their program sponsors that typically make it advantageous for the program sponsors to execute most or all of their transactions. Managed account/wrap clients trade throughout the day as directed by the Adviser's trading desk. While managed account/wrap clients are trading, the Adviser's trading desk typically suspends trading for other clients until the program sponsors have completed their transactions. In determining the priority of transactions involving managed account/wrap clients, the Adviser's trading desk considers a number of factors, including a fair rotation among clients, the size of the transaction relative to the size of the managed account/wrap client, the depth and liquidity of the trading market and potential market impact of the transactions.

     In accordance with the various managed account/wrap programs in which the Adviser participates, the Adviser directs all trading to the applicable program sponsor. Clients typically pay no commissions on trades executed through program sponsors.

     The Adviser may purchase shares for one or more accounts and sell the same issue in one or more other accounts. Normally, the Adviser will utilize an electronic communication network (ECN) which commingles buy and sell orders from many sources and executes trades automatically in aggregate amounts available to match. Occasionally, the Adviser may do a direct purchase and sale transaction between portfolios of the Funds. These are effected in accordance with regulations under the 1940 Act governing such transactions.

     The Adviser also is authorized to execute transactions with or through brokers who have sold shares of Ariel Mutual Funds. Section (h) of Rule 12b-1 under the 1940 Act prohibits a fund from directing portfolio transactions to any broker-dealer which sells fund shares unless it has adopted and implemented procedures reasonably designed to
(1) prevent persons effecting portfolio securities transactions form taking into account broker/dealers' promotion or sale of mutual fund shares, and (2) prevent the funds, any investment adviser and the principal underwriter from entering into an agreement to direct portfolio securities transactions or certain other remuneration to a broker-dealer in consideration for the promotion or sales of shares of any registered investment company.

     It is the policy of the Trust to comply with Rule 12b-1(h). The Trust's Board of Trustees has adopted Rule 12b-1(h) Policies and Procedures (the "12b-1(h) Policies"). The 12b-1(h) Policies are designed to ensure that personnel responsible for portfolio trading and for negotiating agreements with unaffiliated broker-dealers are informed of the Funds' policy and comply with such policy. The Adviser's Head Trader and Executive Vice President of Marketing annually certify to their compliance with the 12b-1(h) Policies.

     Lincoln Fixed Income is responsible for the placement of portfolio transactions for the Bond Fund. Generally, Lincoln Fixed Income manages the Bond Fund without regard to restrictions on portfolio turnover. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. In addition to its management of the Bond Fund, the Sub-Adviser also acts as investment adviser to various private accounts. There may be times when an investment decision may be made to purchase or sell the same security for the Bond Fund and one or more clients of the Sub-Adviser. In those circumstances, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect the Bond Fund but the Sub-Adviser deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

     The aggregate amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund during fiscal years 2002, 2003 and 2004 were $3,064,450, $4,232,993 and $3,618,769, respectively. The aggregate dollar amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund increased materially in 2002 and 2003 principally because of the dramatic increase in fund assets during that time. Increased inflows into both funds increased the number of shares issued and raised the level of assets of both funds invested in equities. Brokerage commissions increased due to the greater number of equity securities being traded in both funds, even though the portfolio turnover rates in both funds decreased over the past three fiscal years. Of the total aggregate amount of brokerage commissions paid by Ariel Fund and Ariel Appreciation Fund during the fiscal year 2004, 61.47% was paid to brokers who provided research services to the Adviser. No brokerage commissions were paid by the Bond Fund during fiscal years 2002, 2003 and 2004.

                               PROXY VOTING POLICY

     The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Ariel Fund and the Ariel Appreciation Fund to the Funds' Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, a summary of which may be found below.

     For any conflicts that may arise between the interests of a Fund and the interests of the respective investment advisers, principal underwriter, or any affiliated person(s) of the Funds, the procedures outlined in the policies and procedures document will be followed.

     Proxy voting records for the Funds for the most recent 12-month period ended June 30 are available on the Funds' website at arielmutualfunds.com and without charge, upon request, by calling the Funds at 1-800-292-7435. This information is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

ARIEL CAPITAL MANAGEMENT, LLC - SUMMARY OF PROXY POLICIES AND PROCEDURES

     In accordance with applicable regulations and law, the Adviser is providing this summary of its Proxy Voting Policies and Procedures (the "Proxy Policies") concerning proxies voted by the Adviser on behalf of each investment advisory client who delegates proxy voting authority and delivers the proxies to the Adviser. A client may retain proxy voting powers, give particular proxy voting instructions to the Adviser, or have a third party fiduciary vote proxies. The Adviser's Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and the Adviser's internal policies and procedures.

     As part of the Adviser's investment process we place extraordinary emphasis on a company's management, its Board and its activities. The Adviser looks for companies with high quality managements, as represented by their industry experience and their reputations within the community. Furthermore, the Adviser strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally the policy of the Adviser to vote its investment responsibility shares in favor of proposals recommended by the Board.

     The Adviser has established general guidelines for voting proxies on behalf of its clients. While these generally guide the Adviser's decision-making, all issues are analyzed by the Adviser research analyst who follows the company. As a result, there may be cases in which particular circumstances lead the Adviser to vote an individual proxy differently than otherwise stated within its general proxy voting guidelines. In such cases, the Adviser will document its reasoning.

     If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, the proxy will be referred to Ariel's Proxy Resolution Committee. The Proxy Resolution Committee is charged with determining that the analysts' decisions regarding proxy voting are based on the best interests of the Adviser's clients and are not the product of a conflict.

     For each proxy, the Adviser maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with the Adviser or upon request. A client may request a copy of the Adviser's Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling the Adviser at 1-800-725-0140, or writing to Ariel Capital Management, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Funds' independent registered public accounting firm, KPMG LLP, audit and report on the Funds' annual financial statements, review certain regulatory reports and the Funds' Federal, state and excise tax returns, and perform other professional accounting, auditing and tax services when engaged to do so by the Funds. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                                    TRUSTEES

     Ariel Mutual Funds operates under the supervision of a Board of Trustees responsible to each Fund's shareholders. The following table lists the Board of Trustees of the Trust. The Board of Trustees supervises the business and management of the Trust and approves all significant agreements between the Funds and the Trust.

     For purposes of their service as Trustees to the Ariel Mutual Funds, the business address for each of the Trustees is: 200 East Randolph Drive, Suite 2900, Chicago, Illinois 60601. Each Trustee serves until his or her retirement, resignation, death, removal or mental or physical incapacity.

                                             TERM OF                                              NO. OF PORTFOLIOS
                          POSITION(S)        OFFICE AND                                           IN FUND COMPLEX
NAME                      HELD WITH          LENGTH OF      PRINCIPAL OCCUPATION(S) DURING        OVERSEEN
(AGE)                     FUNDS              TIME SERVED    PAST FIVE YEARS                       BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:

BERT N. MITCHELL          Independent        Trustee        Chairman and CEO, Mitchell & Titus            3
(66)                      Chairman of        since 1986;    LLP (certified public accounting
                          the Board of       Independent    firm) since 1974
                          Trustees;          Chairman
                          Chairman of        since 1995
                          Executive
                          Committee;
                          Member of
                          Management
                          Contracts
                          Committees

OTHER DIRECTORSHIPS: DIRECTOR, BJ'S WHOLESALE CLUB, INC.

                                             TERM OF                                              NO. OF PORTFOLIOS
                          POSITION(S)        OFFICE AND                                           IN FUND COMPLEX
NAME                      HELD WITH          LENGTH OF      PRINCIPAL OCCUPATION(S) DURING        OVERSEEN
(AGE)                     FUNDS              TIME SERVED    PAST FIVE YEARS                       BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
MARIO L. BAEZA            Trustee;           Since 1995     Chairman and CEO, The Baeza Group,            3
(54)                      Member of                         LLC and Baeza & Co., LLC
                          Governance                        (Hispanic-owned investment firm)
                          and                               since 1995; Chairman and Chief
                          Management                        Executive Officer of TCW/Latin
                          Contracts                         America Partners, LLC (a private
                          Committees                        equity firm), 1996-2003

OTHER DIRECTORSHIPS: DIRECTOR, AIR PRODUCTS AND CHEMICALS, INC.

JAMES W. COMPTON          Trustee;           Since 1997     President and Chief Executive                 3
(66)                      Chairman of                       Officer, Chicago Urban League
                          Governance                        (non-profit, civil rights and
                          Committee;                        community-based organization)
                          Member of                         since 1978
                          Audit
                          Committee

OTHER DIRECTORSHIPS: NONE

WILLIAM C.                Trustee;           Since 1986     Co-Executive Director and Senior              3
DIETRICH, CPA             Chairman of                       Program Staff Member, Shalem
(55)                      Audit                             Institute for Spiritual Formation,
                          Committee;                        Inc. (ecumenical educational
                          Member of                         institute), 2001 to present;
                          Executive                         Independent financial consultant,
                          Committee                         2000 to 2001; Director of Finance &
                                                            Administration, Streamline.com, Inc.
                                                            - Washington Division and Vice
                                                            President, Division Controller,
                                                            Streamline Mid-Atlantic, Inc.
                                                            (computerized shopping service),
                                                            1997 to 2000

OTHER DIRECTORSHIPS: NONE

                                             TERM OF                                              NO. OF PORTFOLIOS
                          POSITION(S)        OFFICE AND                                           IN FUND COMPLEX
NAME                      HELD WITH          LENGTH OF      PRINCIPAL OCCUPATION(S) DURING        OVERSEEN
(AGE)                     FUNDS              TIME SERVED    PAST FIVE YEARS                       BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
ROYCE N. FLIPPIN,         Trustee;           Since 1986     President, Flippin Associates                 3
JR.                       Member of                         (consulting firm) since 1992;
(70)                      Governance                        Director of Program Advancement,
                          and                               Massachusetts Institute of
                          Management                        Technology, 1992 to 1999
                          Contracts
                          Committees

OTHER DIRECTORSHIPS: DIRECTOR, EVCI CAREER COLLEGES HOLDING CORP.

JOHN G. GUFFEY, JR.       Trustee;           Since 1986     President, Aurora Press, Inc.                 3
(56)                      Chairman of                       (publisher of trade paperback
                          Management                        books) since 2002; Treasurer and
                          Contracts                         Director, Silby, Guffey and Co.,
                          Committee;                        Inc. (venture capital firm), 1998
                          Member of Audit                   to 2003
                          Committee

OTHER DIRECTORSHIPS: TRUSTEE/DIRECTOR OF THE CALVERT GROUP OF FUNDS, EXCEPT FOR CALVERT VARIABLE SERIES AND CALVERT IMPACT FUND

CHRISTOPHER G.            Trustee;           Since 1995     President, Merchandise Mart                   3
KENNEDY                   Member of                         Properties, Inc. (real estate
(41)                      Audit                             management firm) since 2000;
                          Committee                         Executive Officer, Vornado Realty
                                                            Trust (publicly traded real estate
                                                            investment trust) since 2000

OTHER DIRECTORSHIPS: DIRECTOR, INTERFACE INC.

INSIDE TRUSTEES*:

JOHN W. ROGERS,           Trustee            1986-1993;     Chairman, Founder and Chief                   3
JR.                                          since 2000     Executive Officer, Ariel Capital
(46)                                                        Management, LLC; Portfolio
                                                            Manager, Ariel Fund and Ariel
                                                            Appreciation Fund

OTHER DIRECTORSHIPS: DIRECTOR OF THE FOLLOWING ORGANIZATIONS: AON
CORPORATION; MCDONALD'S CORPORATION; EXELON CORPORATION; AND BALLY TOTAL FITNESS HOLDING CORP.

                                             TERM OF                                              NO. OF PORTFOLIOS
                          POSITION(S)        OFFICE AND                                           IN FUND COMPLEX
NAME                      HELD WITH          LENGTH OF      PRINCIPAL OCCUPATION(S) DURING        OVERSEEN
(AGE)                     FUNDS              TIME SERVED    PAST FIVE YEARS                       BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------
MELLODY L. HOBSON         Trustee and        Trustee        President, Ariel Capital                      3
(35)                      President;         since 1993;    Management, LLC since 2000; Senior
                          Member of          President      Vice President and Director of
                          Executive          since 2000     Marketing, Ariel Capital
                          Committee                         Management, LLC, 1994 to 2000

OTHER DIRECTORSHIPS: DIRECTOR OF THE FOLLOWING ORGANIZATIONS: THE ESTEE LAUDER COMPANIES INC.; DREAMWORKS ANIMATION SKG, INC.; TELLABS, INC.; AND STARBUCKS CORPORATION

MERRILLYN J. KOSIER       Trustee and        Trustee        Executive Vice President and                  3
(45)                      Vice President     since 2003;    Director of Mutual Fund Marketing,
                                             Vice           Ariel Capital Management, LLC
                                             President      since 1999
                                             since 1999

OTHER DIRECTORSHIPS: NONE

*John W. Rogers, Jr., Mellody Hobson and Merrillyn Kosier are officers and shareholders of the Adviser and are therefore deemed to be "interested persons" of the Funds as defined in the 1940 Act.

                  STANDING COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE. The Board of Trustees has established an Audit Committee, which is comprised entirely of Independent Trustees (William C. Dietrich, Chair; James
W. Compton; John G. Guffey, Jr.; and Christopher G. Kennedy). The Audit Committee is responsible for the selection and retention of the independent accountants for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of independent registered public accounting firms, including non-audit services performed. The Audit Committee reviews the qualifications of the independent registered public accounting firm's key personnel involved in the foregoing activities and monitors the independent registered public accounting firm's independence. The Audit Committee also oversees the Trust's accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of Ariel Mutual Funds' financial statements and the independent audits thereof. The Audit Committee normally meets twice a year and, if necessary, more frequently. The Audit Committee met four times during fiscal year 2004.

EXECUTIVE COMMITTEE. The Board of Trustees has established an Executive Committee, which includes Bert N. Mitchell, Chair, William C. Dietrich and Mellody L. Hobson. The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board's powers. The Executive Committee also serves as the committee reviewing all special pricing issues. The Executive Committee met once during fiscal year 2004.

GOVERNANCE COMMITTEE. The Board of Trustees has established a Governance Committee, which is comprised entirely of Independent Trustees (James W. Compton, Chair; Mario L. Baeza; and Royce N. Flippin, Jr.). The Governance Committee oversees the independence and effective functioning of the Board of Trustees and monitors good practices for mutual fund boards. Shareholders of the Funds may submit suggested candidates for Independent Trustees to the Governance Committee. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation in writing to the Trust's Secretary. The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt. The Governance Committee normally meets twice a year and, if necessary, more frequently. The Governance Committee met twice during fiscal year 2004.

MANAGEMENT CONTRACTS COMMITTEE. The Board of Trustees has established a Management Contracts Committee, which is comprised entirely of Independent Trustees (John G. Guffey, Jr., Chair; Mario L. Baeza; Royce N. Flippin, Jr.; and Bert N. Mitchell). The Management Contracts Committee oversees and reviews all management contracts between the Adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts. The Management Contracts Committee met once during fiscal year 2004.

All committees of the Board of Trustees operate in accordance with written charters.

                              COMPENSATION SCHEDULE

     During the fiscal year ended September 30, 2004, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

                                                                                      AGGREGATE
                                                                        ARIEL        COMPENSATION
                                            ARIEL         ARIEL        PREMIER       FROM FUNDS IN
                            ARIEL       APPRECIATION     PREMIER       GROWTH        COMPLEX PAID
     NAME                   FUND            FUND        BOND FUND       FUND(2)      TO TRUSTEES(1)
Mario L. Baeza           $     10,375   $     10,375   $     10,375   $     10,375   $       41,500
James Compton                  11,875         11,875         11,875         11,875           47,500
William C. Dietrich            11,750         11,750         11,750         11,750           47,000
Royce N. Flippin, Jr.          10,625         10,625         10,625         10,625           42,500
John G. Guffey, Jr.             9,250          9,250          9,250          9,250           37,000
Christopher G. Kennedy         10,375         10,375         10,375         10,375           41,500
Bert N. Mitchell               11,625         11,625         11,625         11,625           46,500

(1)  The Funds did not pay compensation to Trustees affiliated with the Adviser.
(2)  Ariel Premier Growth Fund was closed and liquidated in January 2005.

     No pension or retirement plan benefits are accrued as part of the Trust's expenses. Each Trustee may elect, on a voluntary basis, to defer all or 50% of his or her fees through a deferred compensation plan in effect for the Trust. The Trust also reimburses certain expenses of the Independent Trustees.

     Amounts may be deferred by Independent Trustees under a non-qualified deferred compensation plan last amended in May 2000. Each Trustee's deferred amounts accumulate at an earnings rate determined by the total return of the Ariel Fund or Ariel Appreciation Fund as designated by such Trustee, which designations may be changed by such Trustee no more frequently than quarterly. Each Trustee may defer amounts under the plan for a specified number of whole years, which number of whole years must be greater than two, provided that the period of deferral may not extend beyond the date on which the Trustee ceases to be a member of the Board of Trustees. Each Trustee chooses whether to be paid under the plan in a lump sum or in annual or quarterly installments over five years. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Trust until paid to the Trustees. As of September 30, 2004, no Trustee had elected to defer compensation under the plan, and no deferred compensation had been accrued by the Trust.

                             TRUSTEES' FUND HOLDINGS

     As of December 31, 2004, the Trustees had invested the following amounts in all Funds managed by the Adviser. Investments are listed in the following ranges: none, $1-10,000, $10,001-50,000, $50,001-100,000 and over $100,000:

                                             ARIEL              ARIEL            TOTAL
                                          APPRECIATION         PREMIER        INVESTED IN
       NAME               ARIEL FUND          FUND            BOND FUND        ALL FUNDS*
INDEPENDENT TRUSTEES:
Mario L. Baeza                 None       $10,001-50,000         None        $10,001-50,000
James Compton             over $100,000    over $100,000         None        over $100,000
William C. Dietrich      $50,001-100,000       None              None       $50,001-100,000
Royce N. Flippin, Jr.     $10,001-50,000     $1-10,000           None        $10,001-50,000
John G. Guffey, Jr.      $50,001-100,000  $50,001-100,000      $1-10,000     over $100,000
Christopher G. Kennedy    over $100,000    over $100,000    $10,001-50,000   over $100,000
Bert N. Mitchell          over $100,000    over $100,000         None        over $100,000

INSIDE TRUSTEES:
John W. Rogers, Jr.       over $100,000    over $100,000         None        over $100,000
Mellody L. Hobson         over $100,000    over $100,000         None        over $100,000
Merrillyn J. Kosier         $1-10,000        $1-10,000           None        $10,001-50,000

*Total invested in all Funds is the aggregate dollar range of investments in all funds overseen by each individual Trustee and managed by the Adviser. This amount includes Ariel Premier Growth Fund, which was closed and liquidated in January 2005.

                                    OFFICERS

     Ariel Investment Trust officers (including some interested Trustees) all hold positions as executive officers with the Adviser and its affiliates, including Ariel Capital Management, LLC (the Adviser) and Ariel Distributors, Inc. (the principal underwriter). The descriptions for Mellody Hobson and Merrillyn Kosier can be found under the heading "Trustees." The Funds do not pay salaries to any of their officers. Each of the Funds' officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity. The business address for each of the officers is: 200 E. Randolph Drive, Suite 2900, Chicago, Illinois 60601.

                                             TERM OF OFFICE AND
NAME                      POSITION(S) HELD   LENGTH OF TIME          PRINCIPAL OCCUPATION(S)
(AGE)                     WITH FUNDS         SERVED                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
JAMES W. ATKINSON         Vice President     Since 1995              Executive Vice President and
(54)                      and Treasurer                              Chief Financial Officer,
                                                                     Ariel Capital Management, LLC

OTHER DIRECTORSHIPS: NONE

ERIK D. OJALA             Vice President     Vice President since    Vice President, Assistant
(30)                      and Secretary      2003; Secretary         General Counsel, Ariel
                                             since 2004              Capital Management, LLC, 2003
                                                                     to present (Compliance
                                                                     Officer, Ariel Capital
                                                                     Management, LLC, 2003-2004);
                                                                     Attorney, D'Ancona & Pflaum
                                                                     LLC and Seyfarth Shaw LLP, as
                                                                     successor thereto, 2000 to
                                                                     2003

OTHER DIRECTORSHIPS: NONE

SHELDON R. STEIN          Vice President     Since 2002              Vice President, General
(76)                                                                 Counsel, Ariel Capital
                                                                     Management, LLC since 2001; Of
                                                                     Counsel, D'Ancona & Pflaum LLC
                                                                     and Seyfarth Shaw LLP, as
                                                                     successor thereto, since 2001;
                                                                     Member, D'Ancona & Pflaum LLC,
                                                                     1974 to 2001

OTHER DIRECTORSHIPS: NONE

ANITA ZAGRODNIK           Vice President,    Vice President,         Vice President, Fund
(44)                      Chief Compliance   Assistant Secretary     Administration, Ariel Capital
                          Officer, Assistant and Assistant           Management, LLC, since 2003;
                          Secretary and      Treasurer since         Principal, ideassociates, LLC
                          Assistant          2003; Chief             (financial services
                          Treasurer          Compliance              consulting firm), 1999 to 2003
                                             Officer since 2004

OTHER DIRECTORSHIPS: NONE

               INDEPENDENT TRUSTEES' AFFILIATIONS AND TRANSACTIONS

     None of the Independent Trustees (or their immediate family members) own any securities issued by the Ariel Funds' investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies. John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier are considered inside Trustees.

     None of the Independent Trustees (or their immediate family members) during the last two calendar years have had any direct or indirect interest, the value of which exceeds $60,000, in the Ariel Funds' investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the Independent Trustees (or their immediately family members) have had any material interest in any transaction, or series of transactions, during the last two calendar years, in which the amount exceeds $60,000 and to which any of the following persons was a party: Ariel Investment Trust, any series of the Ariel Funds, an officer of the Ariel Funds, or the Ariel Funds' investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the Independent Trustees (or their immediately family members) have had any direct or indirect relationships during the last two years, in which the amount exceeds $60,000 and to which any of the following persons was a party:
Ariel Investment Trust, any series of the Ariel Funds, an officer of the Ariel Funds, or the Ariel Funds' investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies.

     None of the officers of the Ariel Funds' investment adviser, sub-adviser, principal underwriter, or any company (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the above listed companies have served during the last two years on the board of directors of a company where an independent Trustee (or their immediate family members) served as an officer.

                            SIGNIFICANT SHAREHOLDERS

     The following tables list the holders of record of five percent or more of the outstanding shares of the Ariel Fund and Ariel Appreciation Fund as of January 3, 2005:

ARIEL FUND

                                                                               % OF
                                           NUMBER OF                        OUTSTANDING
NAME AND ADDRESS                         SHARES OWNED      OWNERSHIP          SHARES
NATIONAL FINANCIAL SERVICES CORP        16,394,645.817       Record             20%
FOR THE EXCL BENEFIT OF OUR CUST
ATTN: MUTUAL FUNDS DEPT 5TH FL
ONE WORLD FINANCIAL CENTER
200 LIBERTY ST
NEW YORK NY  10281-1003

CHARLES SCHWAB & CO INC                 13,727,342.919       Record             17%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

VALIC SEPARATE ACCOUNT A                 9,853,648.127     Beneficial           12%
2919 ALLEN PKWY # L7-01                                    and Record
HOUSTON TX  77019-2142

MLPF&S FOR THE SOLE BENEFIT              6,163,411.214       Record              7%
OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E  3RD FL
JACKSONVILLE FL  32246-6484

ING LIFE INS & ANNUITY CO                3,945,749.148     Beneficial            5%
CENTRAL VALUATION UNIT                                     and Record
151 FARMINGTON AVE CONVEYOR TS31
OAKDALE CT  06156

ARIEL APPRECIATION FUND

                                                                               % OF
                                           NUMBER OF                        OUTSTANDING
NAME AND ADDRESS                         SHARES OWNED       OWNERSHIP         SHARES
NATIONAL FINANCIAL SERVICES CORP        17,186,630.850       Record             25%
FOR THE EXCL BENEFIT OF OUR CUST
ATTN: MUTUAL FUNDS DEPT 5TH FL
ONE WORLD FINANCIAL CENTER
200 LIBERTY ST
NEW YORK NY  10281-1003

CHARLES SCHWAB & CO INC                 12,099,252.372       Record             17%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

VALIC SEPARATE ACCOUNT A                 9,021,028.281     Beneficial           13%
2919 ALLEN PKWY # L7-01                                    and Record
HOUSTON TX  77019-2142

ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS

                                                                               % OF
                                           NUMBER OF                        OUTSTANDING
       NAME AND ADDRESS                  SHARES OWNED       OWNERSHIP         SHARES
BANK ONE TRUST CO CUST                  12,669,264.642       Record             62%
CITY OF CHICAGO
PO BOX 160
WESTERVILLE OH  43086-0160

PUTNAM FIDUCIARY TRUST CO CUST           2,613,667.674       Record             12%
IBEW LOCAL 134 JOINT PENSION TRUST
OF CHICAGO PENSION PLAN NO 5
INVESTORS WAY
NORWOOD MA  02062

HYATT CORPORATION                        1,520,868.317     Beneficial            7%
200 W MADISON ST FL 42
CHICAGO IL  60606-3414

LASALLE NATIONAL BANK CUST               1,322,051.184       Record              6%
FBO CHICAGOLAND RACE MEET OPERATORS
PO BOX 1443
CHICAGO IL  60690-1443

ARIEL PREMIER BOND FUND, INVESTOR CLASS

                                                                               % OF
                                           NUMBER OF                        OUTSTANDING
       NAME AND ADDRESS                  SHARES OWNED       OWNERSHIP         SHARES
NATIONAL FINANCIAL SVCS CORP               616,238.677       Record             22%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
200 LIBERTY ST
NEW YORK NY  10281-1003

MLPF&S FOR THE SOLE BENEFIT                377,531.460       Record             14%
OF ITS CUSTOMERS
ATTN FUND ADMINISTRATION
4800 DEER LAKE DR E  3RD FL
JACKSONVILLE FL  32246-6484

CHARLES SCHWAB & CO INC                    174,401.206       Record              6%
REINVEST ACCT
ATTN MUTUAL FUND DEPT
101 MONTGOMERY ST
SAN FRANCISCO CA  94104-4122

UMB BANK, NA FIDUCIARY FOR                 334,728.534     Beneficial           12%
VARIOUS TAX DEFERRED ACCOUNTS                              and Record
1 SW SECURITY BENEFIT PL
TOPEKA KS  66636-0001

MANAGEMENT OWNERSHIP. As of January 3, 2005, the directors and officers of the Ariel Mutual Funds as a group owned less than 1% of the Ariel Fund, less than 1% of the Ariel Appreciation Fund, less than 1% of the Ariel Premier Bond Fund - Investor Class shares and less than 1% of the Ariel Premier Bond Fund - Institutional Class shares (not including the shares held by the Ariel Capital Management, LLC Employees Profit Sharing Plan, described above).

                                    APPENDIX

CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings.

Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

The following is a description of Fitch, Inc. investment grade credit ratings:

AAA: HIGHEST CREDIT QUALITY. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: VERY HIGH CREDIT QUALITY. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: HIGH CREDIT QUALITY. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: GOOD CREDIT QUALITY. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

The following is a description of Fitch, Inc. short-term credit ratings:

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.